UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

        Date of report (Date of earliest event reported)                      August 11, 2005

Mac-Gray Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13495	04-3361982
(Commission File Number)	(IRS Employer Identification No.)

22 Water Street
Cambridge, Massachusetts	02141
(Address of Principal Executive Offices)	(Zip Code)

(617) 492-4040

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

On August 11, 2005, Mac-Gray Corporation (the “Company”) announced the terms of its private offering of senior notes due 2015 (the “Notes”).  In connection with the private offering of the Notes, the Company intends to disclose the following information furnished herein as Exhibit 99.1 to investors, which is hereby incorporated by reference.  The information contained in Exhibit 99.1 includes the following:

•                  Summary historical financial data of the Company as of and for the fiscal years ended December 31, 2002, 2003 and 2004, as of and for the six months ended June 2004 and 2005 and unaudited pro forma financial data for the twelve months ended June 30, 2005; and

•                  Unaudited pro forma combined financial data for the fiscal year ended December 31, 2004, the six months ended June 30, 2005 and the twelve months ended June 30, 2005.

The information contained in this Item 7.01 is neither an offer to sell nor a solicitation of an offer to buy any of the Notes.  The Notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and outside the United States to non-United States persons in compliance with Regulation S under the Securities Act.  The Notes to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.

Item 8.01.                                          Other Events.

The Company announced the pricing of the Notes in a press release dated August 11, 2005, which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(c)          Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1*	Supplemental information

99.2	Press release of Mac-Gray Corporation issued August 11, 2005

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAC-GRAY CORPORATION

Date: August 12, 2005	By:	/s/ Michael J. Shea
Name: Michael J. Shea
Title: Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Supplemental information

99.2	Press release of Mac-Gray Corporation issued August 11, 2005

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.